                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      Sierra Asset Management Portfolios
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

         -----------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
      5) Total fee paid:

         -----------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
                                 -----------------------------------------------
      2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------
      3)  Filing Party:
                       ---------------------------------------------------------
      4)  Date Filed:
                     -----------------------------------------------------------

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The parent company of the investment adviser, Great Western Financial Corporation, has merged with Washington Mutual, Inc. Washington Mutual is the parent of Composite Research & Management Co., the adviser of the Composite Funds. Washington Mutual has decided to consolidate the Sierra Funds and the Composite Funds into a single family of funds. As a result of this consolidation, it is being proposed that the Sierra Asset Management Portfolios (the "Trust") (1) restructure its board to include the current trustees and the current directors of the Composite Funds and (2) approve Composite Research & Management Co. as the Funds' new investment adviser.

Q. HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same level of management expertise and shareholder service that you currently receive. The nominees for the Board of Trustees and the new investment adviser have extensive experience in the management of mutual funds designed for the individual investor. With respect to the new advisory agreement, the primary difference will be that the proposed new investment adviser, Composite Research & Management Co., will directly provide portfolio management services for the Income Portfolio, Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio. The new investment advisory arrangement will not increase the fees paid by the Portfolios.

Q. WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Trust.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card(s).

Q. WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Composite Research & Management Co., the Trust's proposed new investment adviser, or its affiliates will pay for expenses relating to the shareholder meeting. The Trust will not pay any expenses relating to the shareholder meeting.

Q. WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:

  [Address]

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at [number] between [times] Pacific Time, Monday through Friday.

                                PRELIMINARY COPY


                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON                , 1997

TO THE SHAREHOLDERS OF SIERRA ASSET MANAGEMENT PORTFOLIOS:

     You are cordially invited to attend a special meeting of the shareholders of Sierra Asset Management Portfolios (the "Trust"), a Massachusetts business
trust, on           at      p.m. Pacific Time or at any adjournment thereof (the
"Special Meeting"), at the offices of Sierra Fund Administration Corporation ("Sierra Administration"), 9301 Corbin Avenue, Suite 333, Northridge, California 91324. Shareholders of the Income Portfolio, Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (each a "Portfolio," and collectively the "Portfolios") will be asked to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:  To consider and act upon a proposal to elect a Board of Trustees
             (voted on by the shareholders of the Trust as a whole).

PROPOSAL 2:  To approve or disapprove a new Investment Management Agreement between the Trust, on behalf of each Portfolio, and Composite Research & Management Co. ("Composite") (voted on separately by shareholders of each Portfolio).

PROPOSAL 3:  To transact such other business as may properly come before this
             Special Meeting or any adjournments thereof.

     Only shareholders of the Trust at the close of business on are entitled to notice of, and to vote at, the special meeting.

     Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed Proxy Card. A postage paid envelope is enclosed for your convenience so that you may return your Proxy Card as soon as possible. It is most important and in your interest for you to sign and date your Proxy Card and return it so that a quorum will be present and a maximum number of shares may be voted. The Proxy is revocable at any time prior to its use.

                                          By Order of the Board of Trustees

                                          Keith B. Pipes
                                          Secretary
Dated: October   , 1997

                                PRELIMINARY COPY

                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of Sierra Asset Management Portfolios (the "Trust") on behalf of the Income Portfolio, Value Portfolio, Balanced Portfolio, Growth Portfolio, and Capital Growth Portfolio (each a "Portfolio," and collectively the "Portfolios"), in connection with the solicitation of proxies for use at the special meeting of
shareholders of the Portfolios to be held on            , at      p.m. Pacific
Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation ("Sierra Administration"), 9301 Corbin Avenue, Suite 333, Northridge, California 91324. It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy Cards will be mailed to
shareholders on or about October   , 1997.

     The primary purpose of the Special Meeting is to (1) ask shareholders to elect a board of Trustees, (2) permit shareholders of each Portfolio to consider a new Investment Management Agreement (the "New Management Agreement") between the Trust and Composite Research & Management Co. ("Composite"). The Trust's New Management Agreement is similar in substance to the Trust's current Investment Advisory Agreement (the "Current Advisory Agreement").

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy
to be received on or before      p.m. Pacific Time on             , 1997. No
postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR each proposal listed above (each a "Proposal" and, together, the "Proposals"). All shareholders of the Trust are entitled to vote on Proposals 1 and 2. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on             , 1997 has been fixed as the record
date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. The table below sets forth the number of shares outstanding for each of the Portfolios being solicited by this Proxy Statement:

                                 PORTFOLIO                        SHARES OUTSTANDING
            ----------------------------------------------------  ------------------
            Income Portfolio....................................
            Value Portfolio.....................................
            Balanced Portfolio..................................
            Growth Portfolio....................................
            Capital Growth Portfolio............................

Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     [The expenses of the Special Meeting will be borne by Composite and its affiliates.] The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Composite and Sierra Fund Administration Corporation ("Sierra Administration"), their affiliates, or third parties hired for such purpose. It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy Card will be mailed to
shareholders on or about                   .

     THE TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1997, UPON REQUEST. THE ANNUAL REPORT OF THE TRUST MAY BE OBTAINED BY WRITTEN REQUEST TO THE TRUST, 9301 CORBIN AVENUE, SUITE 333, NORTHRIDGE, CALIFORNIA 91324 OR BY CALLING (800) 222-5852.

     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933.

                                  INTRODUCTION

     On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Investment Services Corporation ("Sierra Services"), the Trust's current investment adviser, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, consummated a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Services and its affiliates are now indirect subsidiaries of Washington Mutual.

     The Special Meeting is being called in preparation for the planned consolidation of the mutual funds managed by Sierra Services and its affiliates ("Sierra"), and those managed by Composite, which also is an indirect subsidiary of Washington Mutual. The planned consolidation will result in the mutual funds currently managed by Sierra and Composite having a common Board and a single investment adviser. This Proxy Statement relates only to the Proposals and the relevant Portfolios listed above, none of which are being reorganized and does not address the proposed reorganizations of any underlying funds in which the Portfolios may invest.

PROPOSAL 1:  TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF TRUSTEES OF
             THE TRUST.

     At the Special Meeting, it is proposed that thirteen Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of David E. Anderson, Wayne L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Jr., Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Anderson, Bernstein, Davis, English and Osborne are currently members of the Board of Trustees. Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mmes. Blake and Farrell currently serve on the Board of Directors of the mutual funds managed by Composite (the "Composite Funds"), but have not previously served on the Board of Trustees. Approval of this Proposal will provide a single Board combining the current Trustees of the Trust and the current Directors of the Composite Funds.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees may recommend.

     The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, the Trust is not required to hold annual meetings. The Trust has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Master Trust Agreement. Shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meetings may also be held by the Trust for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied.

INFORMATION REGARDING NOMINEES

     The following information is provided for each Nominee. It includes his or her name, position with the Trust, if any, tenure in office, age, principal occupations or employment during the past five years, trusteeships/directorships with other companies which file reports periodically with the Securities and Exchange Commission ("SEC"), number of trustee positions with the registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which Sierra Services or an affiliated person of Sierra Services provides investment advisory or administration services (the "Sierra Fund Complex," consisting of the Trust, Sierra Trust Funds, The Sierra Variable Trust and Sierra Prime Income Fund and the "Composite Funds," consisting of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company), number of shares of the Portfolios of the Trust beneficially owned and percentage of shares of the Portfolios of the Trust beneficially owned. As of July 1, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each Portfolio of the Trust and the Trustees and officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Portfolio of the Trust.

                                                                                                              PERCENTAGE
                                  ADDRESS AND BUSINESS EXPERIENCE DURING                                          OF
     NAME, AGE AND POSITION         THE PAST FIVE YEARS (INCLUDING ALL      SHARES BENEFICIALLY OWNED AS OF   OUTSTANDING
         WITH THE TRUST                       DIRECTORSHIPS)                        JULY 1, 1997**              SHARES
--------------------------------  ---------------------------------------  ---------------------------------  -----------
Arthur H. Bernstein, Esq. (72)    11661 San Vicente Blvd., Suite 701, Los  Balanced Portfolio -- 108,216.389      ***
  Chairman of the Board of        Angeles, CA 90049. President, Bancorp
  Trustees and Trustee since      Capital Group, Inc., 1988 to present;
  1996.                           President, Bancorp Venture Capital,
                                  Inc., 1988 to present. Trustee of 4
                                  trusts in the Sierra Fund Complex.
David E. Anderson (70) Trustee    17960 Seabreeze Drive, Pacific                         None                     ***
  since 1996.                     Palisades, CA 90272. Retired. Formerly,
                                  President and Chief Executive Officer,
                                  GTE California, Inc., 1979 to 1988.
                                  Trustee of 4 trusts in the Sierra Fund
                                  Complex.
Edmond R. Davis, Esq.(69)         550 South Hope Street, 21st Floor, Los                 None                     ***
  Trustee since 1996.             Angeles, CA 90071.
                                  Partner, Brobeck, Phleger & Harrison
                                  (law firm) 1987 to present. Trustee of
                                  4 trusts in the Sierra Fund Complex.
John W. English(64) Trustee       50-H New England Ave., PO Box 640,       Growth Portfolio -- 1,671.852          ***
  since 1996.                     Summit, NJ 07902-0640.
                                  Retired. Formerly, Vice President and
                                  Chief Investment Officer, Ford
                                  Foundation, 1981 to 1993. Chairman of
                                  the Board and Director, The China Fund,
                                  Inc. (a closed-end mutual fund), 1993
                                  to present; Director, The Northern
                                  Trust Company's Benchmark Funds
                                  (open-end mutual funds), 1994 to
                                  present. Trustee of 4 trusts in the
                                  Sierra Fund Complex.

                                                                                                              PERCENTAGE
                                  ADDRESS AND BUSINESS EXPERIENCE DURING                                          OF
     NAME, AGE AND POSITION         THE PAST FIVE YEARS (INCLUDING ALL      SHARES BENEFICIALLY OWNED AS OF   OUTSTANDING
         WITH THE TRUST                       DIRECTORSHIPS)                        JULY 1, 1997**              SHARES
--------------------------------  ---------------------------------------  ---------------------------------  -----------
Alfred E. Osborne, Jr. Ph.D.(52)  110 Westwood Plaza, Suite C305, Los                    None                     ***
  Trustee since 1996.             Angeles, CA 90095-1481.
                                  Professor, The Anderson School and
                                  Director, The Harold Price Center for
                                  Entrepreneurial Studies at University
                                  of California at Los Angeles, 1972 to
                                  present; Independent general partner,
                                  Technology Funding Venture Partners V,
                                  1990 to present. Director, Times Mirror
                                  Company, 1980 to present; Director,
                                  United States Filter Corporation, 1991
                                  to present; Director, Nordstrom, Inc.,
                                  1987 to present; Director, Greyhound
                                  Lines, Inc., 1994 to present. Trustee
                                  of 4 trusts in the Sierra Fund Complex,
                                  1989 to 1993 and 1996 to present.
Wayne L. Attwood, M.D.(68)        2931 S. Howard, Spokane, WA 99203.                     None                     ***
  Nominee                         Retired. Formerly, Doctor of internal
                                  medicine and gastroenterology. Director
                                  of all of the Composite Funds.
Kristianne Blake(43)              705 W. 7th, Suite D, Spokane, WA 99203.                None                     ***
  Nominee                         President, Kristianne Gates Blake, PS.
                                  Director of all of the Composite Funds.
Anne V. Farrell*(62)              425 Pike Street, Suite 510, Seattle, WA                None                     ***
  Nominee                         98101. President and Chief Executive
                                  Officer, The Seattle Foundation.
                                  Director, Washington Mutual, Inc.
                                  Director of all of the Composite Funds.
Michael K. Murphy*(60)            P.O. Box 3366, Spokane, WA 99220.                      None                     ***
  Nominee                         Chairman and Chief Executive Officer,
                                  CPM Development Corporation. Director,
                                  Washington Mutual, Inc. Director of all
                                  of the Composite Funds.
William G. Papesh*(54)            601 W. Main Avenue, Suite 801, Spokane,                None                     ***
  Nominee                         WA 99201. President and Director,
                                  Composite, 1995 to present; President
                                  and Director, Composite Funds
                                  Distribution, Inc., 1997 to present;
                                  President and Director, Murphey Favre
                                  Securities Services, Inc., 1987 to
                                  present; Director of all of the
                                  Composite Funds, 1989 to present.
Daniel L. Pavelich(53)            Two Prudential Plaza, 180 North Stetson                None                     ***
  Nominee                         Ave., Suite 4300, Chicago, Il 60601.
                                  Chairman and Chief Executive Officer,
                                  BDO Seidman. Director of all of the
                                  Composite Funds.
Jay Rockey(69)                    2121 Fifth Avenue, Seattle, WA 98121.                  None                     ***
  Nominee                         Chairman and Chief Executive Officer,
                                  The Rockey Company. Director of all of
                                  the Composite Funds.
Richard C. Yancey(71)             535 Madison Avenue, New York, NY 10022.                None                     ***
  Nominee                         Senior Advisor, Dillon, Read & Co.,
                                  Inc. Director of all of the Composite
                                  Funds.

---------------

  * Denotes an individual who is an "interested person" as defined in the 1940 Act.

 ** This information has been provided by each Nominee for Trustee of the Fund.

*** As of July 1, 1997, the Nominees of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Portfolio of the Trust.

COMPENSATION OF TRUSTEES

     No director, officer or employee of GW Securities, Sierra Services, a registered investment advisor and broker-dealer, Sierra Administration or First Data Investor Services Group, Inc., or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an "interested person" within the meaning of the 1940 Act ("Disinterested Trustee") $250 per board meeting attended, $200 per Audit and/or Nominating Committee meeting attended and reimbursement for travel and out-of-pocket expenses. Officers of the Trust who are employees of Sierra Services or its affiliates may be considered to have received remuneration indirectly.

     Pursuant to an exemptive order granted by the SEC, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to Plan participants are paid solely out of the Trust's assets.

     The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended June 30, 1997, is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the fiscal year ended June 30, 1997, by the Sierra Fund Complex is also set forth in the compensation table below. The Trustees do not receive any pension or retirement benefits from any Trust.

                               COMPENSATION TABLE

                                                                       ESTIMATED TOTAL COMPENSATION
                                         AGGREGATE COMPENSATION      FROM REGISTRANT AND FUND COMPLEX
                                         FROM REGISTRANT FOR THE             PAID TO TRUSTEES
                                            FISCAL YEAR ENDED              FOR THE FISCAL YEAR
         NAME OF PERSON, POSITION             JUNE 30, 1997                ENDED JUNE 30, 1997
    -----------------------------------  -----------------------     --------------------------------
    *James H. Overholt+................          $     0                $0 for service on 2 boards
      President and Trustee
     David E. Anderson.................          $ 1,000             $42,000 for service on 4 boards
      Trustee
     Arthur H. Bernstein, Esq.++.......          $ 1,500             $54,063 for service on 4 boards
      Chairman of the Board and Trustee
     Edmond R. Davis, Esq..............          $ 1,000             $42,000 for service on 4 boards
      Trustee
     John W. English...................          $ 1,000             $42,000 for service on 4 boards
      Trustee
     Alfred E. Osborne, Jr.............          $ 1,000             $42,000 for service on 4 boards
      Trustee

---------------

 * A Trustee who is an "interested person" as defined in the Investment Company Act.

 + Mr. Overholt was appointed a trustee of the Trust and Sierra Prime Income
   Fund on June 2, 1997. He replaced Mr. Brian Cerini, who resigned effective June 1, 1997. Neither Mr. Overholt nor Mr. Cerini received any compensation from the Trust or the Fund Complex.

++ Mr. Bernstein was paid $1,500, $1,500 and $1,125 for Audit Committee Meetings held by Sierra Trust Funds, Sierra Variable Trust and Sierra Prime Income Fund, respectively. On June 2, 1997, he was appointed Chairman of the Boards of each Trust in the Fund Complex.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

     There were twelve meetings of the Board of Trustees, including two telephonic meetings, held during the fiscal year ended June 30, 1997. During that fiscal year, all Trustees attended at least 75% of the meetings of the Board.

     The Board has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Portfolios' financial operations. The members of the Audit Committee during the fiscal year ended June 30, 1997, were Messrs. Bernstein (Chairman), Anderson, Davis, English and Osborne, each of whom is a Disinterested Trustee. The Audit Committee met once during the fiscal year ended June 30, 1997 and all members attended the meeting. The Chairman of the Audit Committee receives $1,500 for each Audit Committee meeting attended.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     At a meeting of the Board held on October 28, 1997, the Board recommended that shareholders vote FOR each of the Nominees for Trustee named herein. In recommending that shareholders elect the Nominees as Trustees of the Trust, the Board considered the Nominees' experience and qualifications. In particular, each of the Nominees who has not previously served on the Board has previous experience serving on the Board of Directors of various funds in the Composite Family of Funds.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     The Election of each Nominee requires the affirmative vote of aplurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the Board will consider alternative nominations.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
                  TRUST VOTE FOR THE ELECTION OF THE TRUSTEES.

PROPOSAL 2:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT
             BETWEEN THE TRUST, ON BEHALF OF EACH PORTFOLIO, AND COMPOSITE RESEARCH & MANAGEMENT CO.

     The Board has determined that it would be in the best interest of each Portfolio and their shareholders to retain Composite as the investment adviser for each Portfolio and recommends that shareholders of each Portfolio approve Composite as its adviser and approve the New Management Agreement between the Trust, on behalf of each Portfolio, and Composite, a form of which is attached hereto as Exhibit A. The Trustees of the Trust, including all of the Disinterested Trustees, approved the New Management Agreement with respect to each Portfolio at a meeting held on October 28, 1997. The Trustees do not anticipate, as a result of the change in investment advisers, any reduction in the quality of services now provided to the Portfolios.

     The Trustees recommend that Composite replace the Portfolios' current investment adviser, Sierra Services. Sierra Services, as the result of a recent merger between Washington Mutual and Sierra Services' former indirect parent, GWFC, is an indirect subsidiary of Washington Mutual. Washington Mutual has indicated that it intends to consolidate all of its investment advisory businesses within Composite. As a result of such consolidation, which would likely occur in early 1998, Sierra Services would cease to exist as a separate entity.

SIERRA SERVICES

     Sierra Services provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment allocation over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. Although it is expected that each Portfolio will typically be fully invested in underlying funds as part of a "fund of funds" arrangement, Sierra Services may, from time to time, direct the investment of each Portfolios' cash balances in money market securities or in other instruments, including stocks or bond index futures and options thereon. Sierra Services is both a registered broker-dealer and member of the NASD, and a registered investment advisor. Sierra Services is a wholly owned subsidiary of Sierra Capital Management Corporation which is an indirect wholly owned subsidiary of Washington Mutual.

COMPOSITE

     Composite, a subsidiary of Washington Mutual, with principal offices located at 1201 Third Avenue, Seattle, Washington 98101, is also registered under the Advisers Act. Composite has been in the investment management business since 1944 and currently manages more than $2.6 billion for mutual funds and institutional accounts, including more than $1.7 billion within the Composite Funds. It is anticipated that Composite would retain investment discretion for all of the Portfolios. The name, addresses and principal occupations of the directors and principal executive officers of Composite are as follows:

 NAME AND POSITION
 WITH THE ADVISER           ADDRESS                   PRINCIPAL OCCUPATION
-------------------    ------------------    ---------------------------------------
William G. Papesh      1201 Third Avenue     Director and President, Composite;
  Director             Seattle, WA 98101     Director and President, Murphey
                                             Favre Securities Services Inc.
Kerry K. Killinger     1201 Third Avenue     Chairman, Chief Executive Officer
  Director             Seattle, WA 98101     and Director, Washington Mutual
                                             Bank
Monte D. Calvin        1201 Third Avenue     Executive Vice President, Murphey
  Director and         Seattle, WA 98101     Favre Securities Services Inc.
  Treasurer
Craig S. Davis         1201 Third Avenue     Executive Vice President,
  Director             Seattle, WA 98101     Washington Mutual; Chairman, ASB
                                             Financial Services
J. Pamela Dawson       1201 Third Avenue     President, WM Financial Service,
  Director             Seattle, WA 98101     Inc.; President, ASB Financial
                                             Services, Inc.

THE INVESTMENT MANAGEMENT AGREEMENT

     In anticipation of the consolidation of Sierra Services with Composite, the Trustees of the Portfolio, including the Disinterested Trustees, unanimously approved the New Management Agreement. Although the form of the New Management Agreement is different from the form of the Current Advisory Agreement, the material provisions of the New Management Agreement but for the exceptions highlighted below, are substantially similar to the material provisions of the Current Advisory Agreement between Sierra Services and the Portfolios. (1) The new investment adviser; (2) the dates of execution, effectiveness and initial term; (3) the deletion of provisions relating to state expense limits that have been preempted by federal law; (4) a specific provision allowing for amendment of the Agreement; (5) a provision restricting the Trust's use of the proprietary names "Sierra" and "Composite;" and (6) the provision for termination of the New Management Agreement by the Adviser upon 60 days notice, rather than the 90 days notice required under the Current Advisory Agreement. See "The New Management Agreement" below.

THE CURRENT ADVISORY AGREEMENT

     The Current Advisory Agreement between Sierra Services and each of the Portfolios, was most recently renewed by the Trustees at a meeting of the Board held on [September 9, 1997], is dated and was last approved by the shareholders of each Portfolio on the following dates:

                                                 DATE OF INVESTMENT     DATE LAST APPROVED BY
                        PORTFOLIO                ADVISORY AGREEMENT         SHAREHOLDERS
          -------------------------------------  ------------------     ---------------------
          Income Portfolio.....................   May 21, 1996          *
          Value Portfolio......................   May 21, 1996          *
          Balanced Portfolio...................   May 21, 1996          *
          Growth Portfolio.....................   May 21, 1996          *
          Capital Growth Portfolio.............   May 21, 1996          *
          Growth Portfolio.....................   May 21, 1996          *

---------------

* Approved by Sole Shareholder at commencement of operations.

     The Current Advisory Agreement provides that subject to the supervision and direction of the Board of Trustees, Sierra Services, in return for its fee, will
(1) provide general oversight of investment advisory services for each Portfolio in accordance with the Trust Agreement, the 1940 Act, the Advisers Act and with the investment objectives and policies as stated in the Prospectus and Statement of Additional Information, as then in effect; (2) participate in the formulation of each Portfolio's investment policies; (3) analyze economic and market trends affecting each Portfolio; (4) monitor the expenses incurred by each Portfolio;
(5) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) that are provided to each Portfolio and that may be considered by each Portfolio's investment sub-adviser in selecting brokers or dealers to execute particular transactions; and (6) monitor and evaluate the services provided by each Portfolio's investment sub-adviser under its investment sub-advisory agreement, including, without limitation, the sub-advisor's adherence to the Portfolio's investment objective(s) and policies and the Portfolio's investment performance. Subject to the approval of the Board and the shareholders of each Portfolio, Sierra Services may delegate certain of its duties enumerated above to one or more sub-advisers.

     The Current Advisory Agreement provides for payment of compensation to Sierra Services on the first business day of each month for the previous month for each Portfolio at the annual rate of 0.15% of the Portfolio's average daily net assets.

     The Current Advisory Agreement provides that Sierra Services will bear all expenses in connection with the performance of its services under the Current Advisory Agreement. Each Portfolio assumes and shall pay or cause to be paid all other expenses of such Portfolio.

     The Current Advisory Agreement is terminable, without penalty, on 60 days written notice, by the Board or by vote of holders of a majority of a Portfolios' shares, or upon 90 days written notice, by Sierra Services. The Current Advisory Agreement will terminate automatically in the event of its assignment.

     The Current Advisory Agreement obligates Sierra Services, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that Sierra Services shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sierra Services or its officers, Trustees or employees, or reckless disregard by Sierra Services of its obligations and duties under the agreement. The Current Advisory Agreement also provide that any claims by Sierra Services against a Portfolio may be satisfied only from the assets of that Portfolio, and that no shareholder, Trustee or officer of a Portfolio, or any other Portfolio may be held personally liable or responsible for any obligations arising out of such agreement.

     The Trust also has in place an administration agreement with Sierra
Administration dated             , 1996 (the "Administration Agreement"), which
provides, that Sierra Administration will (a) assist in supervising all aspects of the operations of the Trust except those performed by the Trust's investment adviser under its investment advisory agreement; (b) supply the Trust with office facilities (which may be in Sierra Administration's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services (including, but not limited to, the calculation of (i) the net asset values of shares of the Trust, (ii) distribution fees), internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; (c) prepare reports to the Trust's shareholders and materials for the Board of Trustees of the Trust; (d) prepare tax returns and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (e) cooperate with the Trust's transfer agent for the purpose of establishing the implementing procedures to ensure that the Trust's transfer agency and shareholder relations functions are efficiently carried out; and (f) provide such other similar services as the Trust may reasonably request to the extent permitted under application statutes, rules and regulations. Sierra Administration may delegate its obligations, in whole or in part, to one or more sub-administrators, however, such delegation does not relieve Sierra Administration of its responsibilities. Sierra Administration is not responsible for the performance of any duties which are required to be performed by the Trust's transfer agent.

     Sierra Administration receives a fee of 0.50% of the average daily net assets of the Trust out of which it pays its expenses and any fees payable to a sub-administrator and custodian.

     The substance of the current Administration Agreement will continue for the Trust, with the exception that the new administration agreement will replace Sierra Administration with Murphey Favre Securities Services, Inc., a subsidiary of Washington Mutual. The fee payable to Murphey Favre under the new agreement with be the same as currently received by Sierra Administration.

     For the fiscal year ended June 30, 1997, the Trust paid management fees to Sierra Services, administration fees to Sierra Fund Administration Corporation, and distribution fees to Sierra Investment Services Corporation as follows:

                PORTFOLIO               MANAGEMENT FEES*     ADMINISTRATION FEES*     DISTRIBUTION FEES
    ----------------------------------  ----------------     --------------------     -----------------
    Income Portfolio..................       (19,517)                11,762                  53,316
    Value Portfolio...................       (18,896)                 7,547                  67,146
    Balanced Portfolio................        65,712                449,218                 735,397
    Growth Portfolio..................       107,009                607,123               1,103,001
    Capital Growth Portfolio..........       (10,970)                38,905                 193,954

---------------

*After fee waivers.

THE NEW MANAGEMENT AGREEMENT

     The Board approved the proposed New Management Agreement between the Portfolio and Composite on October 28, 1997, a form of which is attached as Exhibit A hereto. Although the form of the New Management Agreement is substantially different from the form of the Current Advisory Agreement, the material provisions of the New Management Agreement are substantially similar to the material provisions of the Current Advisory Agreement, except for (1) the new adviser; (2) the dates of execution, effectiveness and initial term; (3) the deletion of provisions relating to state expense limits that have been preempted by federal law; and (4) the provisions for the termination of the New Management Agreement by the adviser upon 60 days notice, rather than the 90 days notice required under the Current Advisory Agreement.

     The New Management Agreement provides for payment to Composite of a monthly fee computed on the average daily net assets for each Portfolio at the annual rate of .15%.

     The investment advisory fee as a percentage of net assets payable by the Portfolios will be the same under the New Management Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Management Agreement had been in effect for these Portfolio's most recently completed fiscal year, the advisory fee to which Composite would have been entitled, would have been identical to that to which it was entitled under the Current Advisory Agreement.

     A portion of the fee payable to Composite under the New Management Agreement will be allocated to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems, and to Composite Funds Distributor, Inc. for facilitating the distribution of each Portfolio.

     The New Management Agreement would take effect upon the later to occur of
(1) the obtaining of shareholder approval or (2) January 1, 1998. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Management Agreement, the Board based its determination primarily on its conclusion that Composite could provide a level of service to the Portfolios that meets or exceeds the current level of service provided to the Portfolios, and took into account that the fees and expenses payable by the Portfolios under the New Management Agreement are substantially identical to those payable under the Current Advisory Agreement. Before reaching its conclusions, the Board conducted an extensive "due diligence" review. Among other things, the Board received reports from counsel and independent experts specifically hired to evaluate Composite's ability to manage the Portfolios. The Board also was informed of the resources of Washington Mutual that could be made available to Composite and the Portfolios. The Trustees also considered Composite's experience as adviser and service provider to the Composite Funds.

     Although the Merger did not result in "a change of control" of Sierra Services, in light of the upcoming consolidation of Sierra Services with Composite, the Board was assured on behalf of Sierra Services and Composite that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser that results in the "assignment" of an advisory agreement, as that term is defined in the 1940 Act, so long as the following two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired adviser or the acquiror (Sierra Services and Composite, respectively, in this case). If the nominees listed in Proposal 1 above are elected by shareholders, the Trust would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the assignment whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Sierra Services and Composite are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Trust as a result of the recent Merger or the upcoming consolidation of Sierra Services with Composite.

     [The Board also considered that the costs of the Special Meeting would be borne by Composite.]

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Management Agreement with respect to each Portfolio and voted to recommend its approval to the shareholders of each Portfolio.

     In the event that shareholders of a Portfolio do not approve the New Management Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Portfolio and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Management Agreement.

SHAREHOLDER APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Approval of the New Management Agreement requires the affirmative vote of a majority of the outstanding shares of each Portfolio. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of a Portfolio's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by Proxy, or (2) more than 50% of a Portfolio's outstanding shares, whichever is less.

 THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE
                 FOR APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

                             ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

     Information about the Trust's current Trustees is set forth under Proposal 1 above. Presently, no officer of the Trust is an officer, employee, director or shareholder of Composite. Nonetheless, each of the following officers of the Trust are officers or employees of an entity that is under common control with
Composite:

                                            ADDRESS AND BUSINESS EXPERIENCE
                                                    DURING THE PAST             SHARES BENEFICIALLY
       NAME, AGE AND POSITION                  FIVE YEARS (INCLUDING ALL            OWNED AS OF
           WITH THE TRUST                          DIRECTORSHIPS)**                JULY 1, 1997
-------------------------------------    -------------------------------------  -------------------
James H. Overholt (50)                   President and Chief Executive                  ***
  President and Chief Executive          Officer, Sierra Capital Management
  Officer                                Corporation ("SCMC"), 1997 to
                                         present; President and Director,
                                         Sierra Administration, 1997 to
                                         present; Chairman, Sierra Advisors,
                                         1997 to present; President and Chief
                                         Executive Officer, Sierra Services,
                                         1997 to present; President and Chief
                                         Executive Officer, Great Western
                                         Financial Securities Corporation,
                                         1996 to present; President and Chief
                                         Executive Officer, Bank South
                                         Investment Services, 1994 to 1995;
                                         President and Chief Executive
                                         Officer, Wachovia Brokerage Services,
                                         1991 to 1993;
Keith B. Pipes (41)                      Senior Vice President, Chief                   ***
  Executive Vice President, Treasurer    Financial Officer and Secretary,
  and Secretary                          SCMC, 1988 to present; Chief
                                         Financial Officer, Secretary and
                                         Treasurer, Sierra Administration,
                                         1988 to present; Executive Vice
                                         President and Secretary, Sierra
                                         Advisors, 1988 to present; Senior
                                         Vice President, Chief Financial
                                         Officer and Secretary, Sierra
                                         Services, 1992 to present;
Michael D. Goth (52)                     Chief Operating Officer, Sierra                ***
  Senior Vice President                  Advisers, 1991 to present.
Stephen C. Scott (52)                    President and Chief Investment                 ***
  Senior Vice President                  Officer, Sierra Advisers, 1988 to
                                         present; Senior Vice President and
                                         Chief Investment Officer, Sierra
                                         Investment Services, 1996 to present.

                                            ADDRESS AND BUSINESS EXPERIENCE
                                                    DURING THE PAST             SHARES BENEFICIALLY
       NAME, AGE AND POSITION                  FIVE YEARS (INCLUDING ALL            OWNED AS OF
           WITH THE TRUST                          DIRECTORSHIPS)**                JULY 1, 1997
-------------------------------------    -------------------------------------  -------------------
Craig M. Miller (38)                     Vice President and Controller, SCMC,           ***
  Assistant Treasurer                    Sierra Administration and Sierra
                                         Investment Services, 1993 to present;
                                         Audit Manager, Coopers & Lybrand,
                                         L.L.P., 1987 to 1993

---------------

 ** The address of each officer of the Trust affiliated with Sierra Advisors or Sierra Investment Services is 9301 Corbin Avenue, Suite 333, Northridge, CA 91324.

*** As of July 1, 1997, the officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Portfolio of the Trust.

Each officer of the Trust will hold such office until a successor has been elected by the Board. It is the intention of the Nominees, if elected, to replace certain of the Trust's officers with individuals familiar with Composite's mutual fund organization.

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

     Sierra Services, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's principal underwriter or distributor. Sierra Services is a indirect subsidiary of Sierra Capital Management Corp, which is an indirect wholly owned subsidiary of Washington Mutual. For the fiscal year ended June 30, 1997, the Trust paid Sierra Services an aggregate fee of $2,152.81 for services rendered as the distributor. See "Sierra Services" on page 7. Effective January
1, 1998, Composite Funds Distributor, Inc., located at                        ,
will become the Trust's distributor. Composite Funds Distributor, Inc. is a wholly owned subsidiary of Washington Mutual.

ADMINISTRATOR

     Sierra Administration, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's administrator. Sierra Administration is a wholly owned subsidiary of Sierra Capital Management Corporation which is located at the same address. For the fiscal year ended June 30, 1997, the Trust paid Sierra Administration an aggregate fee of $1,745,622 for services rendered as the administrator. Effective January 1, 1998, Murphey Favre Securities Services, Inc., located at 6501 W. Main Avenue, Spokane, WA 99201, will become the Trust's administrator. Murphey Favre Securities Services, Inc. is a wholly owned subsidiary of Washington Mutual.

PORTFOLIO TRANSACTIONS

     In the fiscal year ended June 30, 1997 the Trust paid no brokerage commissions to affiliated brokers.

BENEFICIAL OWNERS

     To the Trust's knowledge, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of each Portfolio.

                                                         AMOUNT OF BENEFICIAL     PERCENT OF TOTAL SHARES
                   NAME AND ADDRESS                           OWNERSHIP                 OUTSTANDING
                   ----------------                      --------------------     -----------------------


SUBMISSION OF SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust and Portfolios are not required to hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Sierra Asset Management Portfolios, 9301 Corbin Avenue, Northridge, California 91324, c/o Secretary, Sierra Asset Management Portfolios.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the outstanding shares entitled to vote are present in person or in proxy. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of a Portfolio. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of a Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (2) more than 50% of a Portfolio's outstanding shares, whichever is less.

     Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary power) will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal 2. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

OTHER MATTERS

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees,

                                          Keith B. Pipes
                                          Secretary

Dated:           , 1997

                                                                      EXHIBIT A

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated             ,
1997, between the Sierra Asset Management Portfolios, a Massachusetts business trust, (the "Trust"), on behalf of each of its investment portfolios which are listed on the signature page of this Agreement (each referred to herein as a "Fund") and Composite Research & Management Co., a Washington corporation (the "Manager").

                                   WITNESSETH

     WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund desires to retain the Manager to render investment management services to the Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Appointment. The Fund hereby appoints the Manager to act as investment manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Management. Subject to the supervision of the Board of Trustees of the Trust, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following understandings:

          (a) The Manager shall provide supervision of the Fund's investments, furnish a continuous investment program for the Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust (as hereinafter defined) of the Trust and the investment policies of the Fund as determined by the Board of Trustees of the Trust.

          (c) The Manager shall determine the securities to be purchased or sold by the Fund and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

          (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

          (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-adviser") for the Fund to perform some or all of the services for which it is responsible pursuant to this
     Section 2. The Manager shall be solely responsible for the compensation of any Sub-adviser of the Fund for its services to the Fund. The Manager may terminate the services of any Sub-adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-adviser unless and until a successor Sub-adviser is selected. To the extent that more than one Sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Subadviser.

     3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Fund are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

     4. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and shall provide the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Fund or the Trust, as applicable, and any extraordinary expenses will be borne by the Fund.

     5. Compensation. For the services provided pursuant to this Agreement, each Fund shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets of the Fund as stated in Schedule A attached hereto. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Fund. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Fund solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

     6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     7. Delivery of Documents. The Trust has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

          (a) Agreement and Declaration of Trust (such Agreement and Declaration as presently in effect and as amended from time to time, the "Declaration of Trust");

          (b) Bylaws of the Trust;

          (c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Fund and the shares of the Fund;

          (d) Notification of Registration of the Trust under the 1940 Act on Form N-8A;

          (e) Prospectuses of the Fund (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

          (f) Statement of Additional Information of the Fund (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

     8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Fund (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

     9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

     10. Use of Name and Logo. The Fund agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Fund or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Fund further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "Sierra," "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Fund, which names may be used by the Fund or the Trust only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Trust and by the Fund of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force, (ii) the Fund and the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund and the Trust. No such name shall be used by the Fund or the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Fund and the Trust to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Fund and the Trust acknowledge and agree that as between the Manager and/or its affiliates and the Fund or the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Fund and the Trust agree to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Fund and the Trust agree that, upon (i) any violation of the provisions of this Agreement by the Fund or the Trust or (ii) any termination of this Agreement, by either party or otherwise, the Fund and the Trust will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Fund and the Trust so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Fund and the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

     11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Fund: 601 W. Main Ave., Suite 300, Spokane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

     12. Miscellaneous.

     (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (b) The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Fund as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Declaration of Trust and Limitation of Liability. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                          SIERRA ASSET MANAGEMENT PORTFOLIOS, on
                                          behalf of its portfolios INCOME
                                          PORTFOLIO, VALUE PORTFOLIO, BALANCED
                                          PORTFOLIO, GROWTH PORTFOLIO and
                                          CAPITAL GROWTH PORTFOLIO

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:

By:
    --------------------------------
    Name:
    Title:
                                          COMPOSITE RESEARCH & MANAGEMENT CO.

                                          By:
                                            ------------------------------------
                                            William G. Papesh
                                            President

Attest:

By:
    --------------------------------
    Sharon L. Howells
    Secretary

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

     The management fee to be charged for advisory services (including sub-advisory fees, if any) for each Portfolio is based upon a percentage of the average daily net assets of such Portfolio. The total management fee to be paid monthly for each Portfolio is as follows:

                                                                    ANNUAL FEE
                                                                    ----------
                Income Portfolio................................       0.15%
                Value Portfolio.................................       0.15%
                Balanced Portfolio..............................       0.15%
                Growth Portfolio................................       0.15%
                Capital Growth Portfolio........................       0.15%

                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER  , 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

   This proxy is for your use in voting on various matters relating to Sierra Asset Management Portfolios (the "Trust"). The undersigned shareholder(s) of the Income Portfolio, Balanced Portfolio, Value Portfolio, Growth Portfolio and Capital Growth Portfolio (each a "Portfolio," and collectively the
"Portfolios"), revoking previous proxies, hereby appoint(s)           and
          and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolios to be held on November , 1997 and any adjournments thereof (the "Special Meeting"), to vote all of the shares of the Portfolios that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

   This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

(1) To consider and act upon
    a proposal to elect a
    Board of Trustees.

                        [ ] FOR all of the
                            nominees listed below.

                        [ ] WITHHOLD AUTHORITY
                            to vote for all of the
                             nominees listed below.

                        [ ] FOR all of the nominees listed below except for
                            those whose names have been stricken.

(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the name(s) of such nominee(s) below.)

        Arthur H. Bernstein                      Wayne L. Attwood                         William G. Papesh
        David E. Anderson                        Kristianne Blake                         Daniel L. Pavelich
        Edmond R. Davis                          Anne V. Farrell                          Jay Rockey
        John W. English                          Michael K. Murphy                        Richard C. Yancey
        Alfred E. Osborne, Jr.

(2) To approve a new Investment Advisory Agreement, on behalf of each Portfolio, between the Trust, on behalf of each Portfolio, and Composite Research & Management Co.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

(3) To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

                                                       Please Date:

                                                       Date: , 1997

                                                       -------------------------
                                                             (Signature of
                                                             shareholder)

                                                       -------------------------
                                                        (Co-owner signature, if
                                                                 any)

                                                       -------------------------
                                                           (Printed name of
                                                             shareholder)

                                                       -------------------------
                                                           (Printed name of
                                                           Co-owner, if any)

                                                       Please print and sign
                                                       your name in the space
                                                       provided to authorize the
                                                       voting of your shares as
                                                       indicated and return
                                                       promptly. When signing on
                                                       behalf of a corporation,
                                                       partnership, estate,
                                                       trustor in any other
                                                       representative capacity
                                                       please sign your name and
                                                       title. For joint
                                                       accounts, each joint
                                                       owner must sign.

 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.